UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                [Amendment No. 1]

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     March 30, 2007

                                   LILM, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                    000-51872                  87-0645394
 ----------------------------       ------------             ------------------
 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)            File Number)             Identification No.)

           1390 South 1100 East # 204, Salt Lake City, Utah 84105-2463
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 322-0253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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                                    FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
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     In connection with our registration statement on Form 10-SB, the SEC issued a comment on May 9, 2007 concerning disclosure in our financial statements and the failure to disclose the operations of our predecessor, LiL Marc, Inc. (Nevada). Following a review of the disclosure and discussions between our principal accounting officer and our independent accountant, our board of directors concluded on May 22, 2007 that our financial statements for the fiscal year ended December 31, 2005 (audited) and for the quarterly periods ended June 30 and September 30, 2006 (unaudited) should no longer be relied on. As a result of this decision, we have restated our financial statements for the fiscal year ended December 31, 2005 (audited) and the quarterly periods ended June 30 and September 30, 2006 (unaudited) to reflect the historical operating loss of $51,977 for LiL Marc, Inc. (Nevada) for the period April 22, 1997 (inception) to December 30, 1999. This information is also discussed in a new footnote to these financial statements. Accordingly, the financial statements included in our amended Form 10-QSBs for the quarterly periods ended June 30 and September 30, 2006 should no longer be relied upon. We have therefore filed amended Form 10-QSB reports for the quarterly periods ended June 30 and September 30, 2006 to reflect the revised accounting treatment of the historical operating loss of LiL Marc, Inc. (Nevada).

     Following the discussions between our principal accounting officer and our independent accountant concerning the SEC comments, our board of directors further concluded on May 22, 2007 that our financial statements for December 31, 2005 and 2006 included in our Form 10-KSB and filed with the SEC on April 17, 2007, should no longer be relied upon. As a result of this decision, we have also added a footnote to our financial statements for the fiscal years ended December 31, 2005 and 2006 to reflect the historical operating loss of $51,977 for LiL Marc, Inc. (Nevada) for the period April 22, 1997 (inception) to December 30, 1999. Accordingly, the financial statements included in our Form 10-KSB for the year ended December 31, 2006 should no longer be relied upon and we have filed an amended Form 10-KSB that will include the footnote related to the LiL Marc, Inc. (Nevada) historical operating loss.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (c)      Exhibits

     Exhibit No.               Description
     -----------               -----------

         99.1*      Restated financial  statements for the period ended June 30,
                    2006
         99.2* Restated financial statements for the period ended September 30, 2006
         99.3* Financial statements for the fiscal years ended December 31, 2005 and 2006

--------------

         * Included as exhibits to the Form 8-K filed on June 26, 2007.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LILM, Inc.



Date:  June 27, 2007                 By:     S/ GEORGE I. NORMAN, III
                                        ----------------------------------------
                                             George I. Norman, III
                                             President


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